UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 25, 2017

Abaxis, Inc.
(Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3240 Whipple Road, Union City, CA 94587
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(510) 675-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting was held on October 25, 2017. There were 22,690,627 shares of common stock entitled to be voted, and 21,887,152 shares were present in person or by proxy at the Annual Meeting. Shareholders at the Annual Meeting acted upon four items of business. The voting results are as follows:

1.         Election of Directors. Shareholders elected Clinton H. Severson, Vernon E. Altman, Richard J. Bastiani, Ph.D., Michael D. Casey, Henk J. Evenhuis and Prithipal Singh, Ph.D., the Company’s nominees for director, to serve as directors until the 2018 Annual Meeting and until his successor is elected and qualified, or, if sooner, until the director’s death, resignation or removal, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Clinton H. Severson	19,668,513	600,980	1,617,659
Vernon E. Altman	20,150,077	119,416	1,617,659
Richard J. Bastiani, Ph.D.	19,702,326	567,167	1,617,659
Michael D. Casey	20,057,739	211,753	1,617,659
Henk J. Evenhuis	20,138,980	130,513	1,617,659
Prithipal Singh, Ph.D.	19,305,495	963,998	1,617,659

2.         Advisory Vote on Executive Compensation. Shareholders adopted the resolution “RESOLVED, that the compensation paid to the Named Executive Officers of Abaxis, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED,” as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
19,736,782	517,088	15,622	1,617,659

3.         Advisory Vote on Frequency of Solicitation of Advisory Shareholder Approval of Executive Compensation. Shareholders indicated, on an advisory basis, a preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers of every one year. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Vote
16,922,339	59,585	3,277,042	10,526	1,617,659

4.         Ratification of Auditor Appointment. Shareholders ratified the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
21,841,170	37,472	8,509	0

Board Decision Regarding Frequency of Shareholder Advisory Vote on Executive Compensation

Based on the voting results of the Annual Meeting, and its consideration of the appropriate voting frequency for the Company at this time, the Board of Directors of the Company has decided that it will include an advisory shareholder vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation, which is required to occur no later than the Annual Meeting of Shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2017

ABAXIS, INC.

By:	/s/ Ross Taylor
Ross Taylor
Vice President of Finance and
Chief Financial Officer